Metropolitan Series Fund, Inc.
NSAR June 2003
77 M

Approval of the Merger

WHEREAS, the form of Agreement and Plan of Reorganization
(the "Acquisition Plan") has been submitted to the Board of Trustees of New England Zenith Fund (the "Trust") setting forth the terms and conditions of the proposed transfer of the assets and liabilities of the Money Market Fund (the "Acquired Fund"), a series of General American Capital Company ("GACC"), to the Trust's State Street Research Money Market Series (the "Acquiring
Fund"), in exchange for shares (the "Acquisition Shares") of the Trust's State Street Research Money Market Series (the "Acquisition"), in accordance with the Acquisition Plan; and

WHEREAS, the Trustees have requested and evaluated such information as may be relevant to determine that: (i) the Acquisition is in the best interests of the Acquiring Fund and its shareholders; and (ii) the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Acquisition; such information including, but not limited to: (a) the terms and conditions of the Acquisition as set forth in the Acquisition Plan; (b) the expected future asset levels and viability of the Acquired and Acquiring Funds;
(c) a comparison of the investment objectives, restrictions, and policies of the Acquired and Acquiring Fund, including any change in the Acquiring Fund's investment objectives, restrictions, and policies that will result from the Acquisition; (d) a comparison of the historic investment performance of the Acquired and Acquiring Funds and of similar funds in the industry; (e) a comparison of the operating expenses and shareholder fees and services of the Acquired and Acquiring Funds as compared to similar funds in the industry, including any effect of the Acquisition on the annual fund operating expenses and shareholder fees and services of the Acquiring Fund; (f) the fact that none of the fees or expenses of the Acquisition will be borne directly or indirectly by the Acquiring Fund or its shareholders; and (g) the fact that the Acquisition is expected to have no direct or indirect federal income tax consequences to the Acquiring Fund's shareholders; and have considered and given appropriate weight to all pertinent factors; therefore it is:

VOTED:	that the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" of the Trust or any other company or series participating in the Acquisition, within the meaning of the Investment Company Act of 1940 (the "1940 Act"), does hereby determine on the basis of the information presented that the proposed Acquisition, as set forth in the Acquisition Plan, will be in the best interests of the shareholders of the Trust's State Street Research Money Market Series and that the consummation of the proposed Acquisition will not result in the dilution of the current interest of any such shareholders.

VOTED: 	that the Acquisition Plan in the form presented at the
meeting be, and it hereby is, approved, and that the Trust's officers be, and they are, and each of them singly is, hereby authorized to execute and deliver the same, with such changes as they, with the assistance of counsel, shall deem advisable, the execution and delivery thereof to be conclusive evidence that the same has been approved by the Board of Trustees of the Trust, and that the Secretary of the Trust shall file the Acquisition Plan with the records of the Trust.

VOTED:	that the Acquisition Shares shall, when issued in accordance with the Acquisition Plan, be validly issued, fully paid, and non-assessable shares of beneficial interest of the Trust.

VOTED:	that the filing with the Securities and Exchange Commission
of a prospectus/proxy statement relating to the Acquisition, including such materials to be included in the Registration Statement on Form N-14 of the Trust relating to the Acquisition be and it hereby is authorized, and that the officers of the Trust be, and they are, and each of them singly is, hereby authorized to prepare and file any additional preliminary, final and supplemental materials, including the prospectus/proxy statement and all amendments thereto, with the Securities and Exchange Commission.

Approval of the Reorganizations WHEREAS, forms of Agreements and Plans of Reorganization (each a "Reorganization Plan" and, together, the "Reorganization Plans") have been submitted to the Trust setting forth the terms and conditions of the proposed transfer of the assets and liabilities of:

(i)	the State Street Research Money Market Series, a series of
the Trust, into the State Street Research Money Market Portfolio, a series of the Metropolitan Series Fund, Inc. ("Met Series Fund"), in exchange for shares (the "Money Market Reorganization Shares") of the Met Series Fund's State Street Research Money Market Portfolio (the "Money Market Reorganization");

(ii)	the State Street Research Bond Income Series, a series of the
Trust, into the State Street Research Bond Income Portfolio, a series of the Met Series Fund, in exchange for shares (the "Bond Income Reorganization Shares") of the Met Series Fund's State Street Research Bond Income Portfolio (the "Bond Income Reorganization");

(iii)	the Salomon Brothers Strategic Bond Opportunities Series, a
series of the Trust, into the Salomon Brothers Strategic Bond
Opportunities Portfolio, a series of the Met Series Fund, in exchange for shares (the "Bond Opportunities Shares") of the Met Series
Fund's Salomon Brothers Strategic Bond Opportunities Portfolio (the "Strategic Bond Reorganization");

(iv)	the Salomon Brothers U.S. Government Series, a series of the
Trust, into the Salomon Brothers U.S. Government Portfolio, a series of the Met Series Fund, in exchange for shares (the "U.S. Government Shares") of the Met Series Fund's Salomon Brothers U.S. Government Portfolio (the "U.S. Government Reorganization");

(v)	the Balanced Series, a series of the Trust, into the Balanced
Portfolio, a series of the Met Series Fund, in exchange for shares (the "Balanced Reorganization Shares") of the Met Series Fund's
Balanced Portfolio (the "Balanced Reorganization");

(vi)	the MFS Total Return Series, a series of the Trust, into the
MFS Total Return Portfolio, a series of the Met Series Fund, in exchange for shares (the "Total Return Reorganization Shares") of the Met Series Fund's MFS Total Return Portfolio (the "Total Return Reorganization");

(vii)	the Alger Equity Growth Series, a series of the Trust, into
the Alger Equity Growth Portfolio, a series of the Met Series Fund, in exchange for shares (the "Equity Growth Reorganization Shares") of the Met Series Fund's Alger Equity Growth Portfolio (the "Equity Growth Reorganization");

(viii)	the Capital Guardian U.S. Equity Series, a series of the
Trust, into the Capital Guardian U.S. Equity Portfolio, a series of the Met Series Fund, in exchange for shares (the "U.S. Equity Reorganization Shares") of the Met Series Fund's Capital Guardian U.S. Equity Portfolio (the "U.S. Equity Reorganization");

(ix)	the Davis Venture Value Series, a series of the Trust, into
the Davis Venture Value Portfolio, a series of the Met Series Fund, in exchange for shares (the "Venture Value Reorganization Shares") of the Met Series Fund's Davis Venture Value Portfolio (the "Venture Value Reorganization");

(x)	the FI Mid Cap Opportunities Series, a series of the Trust,
into the FI Mid Cap Opportunities Portfolio, a series of the Met Series Fund, in exchange for shares (the "Mid Cap Reorganization Shares") of the Met Series Fund's FI Mid Cap Opportunities Portfolio (the "Mid Cap Reorganization");

(xi)	the FI Structured Equity Series, a series of the Trust, into the FI Structured Equity Portfolio, a series of the Met Series Fund, in exchange for shares (the "Structured Equity Reorganization Shares") of the Met Series Fund's FI Structured Equity Portfolio (the "Structured Equity Reorganization");

(xii)	the Harris Oakmark Focused Value Series, a series of the Trust, into the Harris Oakmark Focused Value Portfolio, a series of the Met Series Fund, in exchange for shares (the "Focused Value Reorganization Shares") of the Met Series Fund's Harris Oakmark Focused Value Portfolio (the "Focused Value Reorganization");

(xiii)	the Jennison Growth Series, a series of the Trust, into the
Jennison Growth Portfolio, a series of the Met Series Fund, in exchange for shares (the "Growth Reorganization Shares") of the Met Series Fund's Jennison Growth Portfolio (the "Growth Reorganization");

(xiv)	the Loomis Sayles Small Cap Series, a series of the Trust,
into the Loomis Sayles Small Cap Portfolio, a series of the Met Series Fund, in exchange for shares (the "Small Cap Reorganization Shares") of the Met Series Fund's Loomis Sayles Small Cap Portfolio (the "Small Cap Reorganization");

(xv)	the MFS Investors Trust Series, a series of the Trust, into
the MFS Investors Trust Portfolio, a series of the Met Series Fund, in exchange for shares (the "Investors Trust Reorganization Shares") of the Met Series Fund's MFS Investors Trust Portfolio (the "Investors Trust Reorganization");

(xvi)	the MFS Research Managers Series, a series of the Trust,
into the MFS Research Managers Portfolio, a series of the Met Series Fund, in exchange for shares (the "Research Managers Reorganization Shares") of the Met Series Fund's MFS Research Managers Portfolio (the "Research Managers Reorganization");

(xvii)	the Zenith Equity Series, a series of the Trust, into the
Zenith Equity Portfolio, a series of the Met Series Fund, in exchange for shares (the "Zenith Equity Reorganization Shares") of the Met
Series Fund's Zenith Equity Portfolio (the "Zenith Equity Reorganization"); each in accordance with the relevant Reorganization Plan (the Money Market Reorganization Shares, the Bond Income Reorganization Shares, the Bond Opportunities Reorganization Shares, the U.S. Government Reorganization Shares, the Balanced Reorganization Shares, the Total Return Reorganization Shares, the Equity Growth Reorganization Shares, the U.S. Equity Reorganization Shares, the Venture Value Reorganization Shares, the Mid Cap Reorganization
Shares, the Structured Equity Reorganization Shares, the Focused
Value Reorganization Shares, the Growth Reorganization Shares, the
Small Cap Reorganization Shares, the Investors Trust Reorganization Shares, the Research Managers Reorganization Shares and the Zenith Equity Reorganization Shares, collectively, the "Reorganization Shares") (the Money Market Reorganization, the Bond Income Reorganization, the Bond Opportunities Reorganization, the U.S. Government Reorganization, the Balanced Reorganization, the Total Return Reorganization, the Equity Growth Reorganization, the U.S. Equity Reorganization, the Venture Value Reorganization, the Mid Cap Reorganization, the Structured Equity Reorganization, the Focused
Value Reorganization, the Growth Reorganization, the Small Cap Reorganization, the Investors Trust Reorganization, the Research Managers Reorganization and the Zenith Equity Reorganization, collectively, the "Reorganizations"); and

WHEREAS, the Trustees have requested and evaluated such information as may be relevant to determine that: (i) each Reorganization is in the best interests of each Zenith Series and its shareholders; and
(ii) the interests of the existing shareholders of each Zenith Series will not be diluted as a result of the Reorganizations; such information including, but not limited to: (a) the terms and conditions of the Reorganizations as set forth in the Reorganization Plans; (b) a comparison of the investment objectives, restrictions, and policies of the Zenith Series and the corresponding shell series of the Met Series Fund, including any change in the Zenith Series' investment objectives, restrictions, and policies that will result from the Reorganizations; (c) a comparison of the operating expenses and shareholder fees and services of the Zenith Series and the corresponding shell series of the Met Series Fund, including any effect of the Reorganizations on the annual fund operating expenses and shareholder fees and services of the Zenith Series; (d) the fact that none of the fees or expenses of the Reorganizations will be borne directly or indirectly by any Zenith Series or its shareholders; and
(e) the fact that the Reorganizations are expected to have no direct or indirect federal income tax consequences to the Zenith Series' shareholders; and have considered and given appropriate weight to all pertinent factors; therefore it is:

VOTED:	that the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" of the Trust or any other company or series participating in the Money Market Reorganization, within the meaning of the 1940 Act, does hereby determine on the basis of the information presented that the proposed Money Market Reorganization, as set forth in the relevant
Reorganization Plan, will be in the best interests of the shareholders of the Trust's State Street Research Money Market Series and that the consummation of the proposed Money Market Reorganization will not result in the dilution of the current interest of any such shareholders.

VOTED:	that the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" of the Trust or any other company or series participating in the Bond Income
Reorganization, within the meaning of the 1940 Act, does hereby determine on the basis of the information presented that the proposed Bond Income Reorganization, as set forth in the relevant
Reorganization Plan, will be in the best interests of the shareholders of the Trust's State Street Research Bond Income Series and that the consummation of the proposed Bond Income Reorganization will not result in the dilution of the current interest of any such shareholders.

VOTED:	that the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" of the Trust or any other company or series participating in the Bond Opportunities Reorganization, within the meaning of the 1940 Act, does hereby determine on the basis of the information presented that the proposed Bond Opportunities Reorganization, as set forth in the relevant Reorganization Plan, will be in the best interests of the shareholders of the Trust's Salomon Brothers Strategic Bond Opportunities Series and that the consummation of the proposed Bond Opportunities Reorganization will not result in the dilution of the current interest of any such shareholders.

VOTED:	that the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" of the Trust or any other company or series participating in the U.S. Government Reorganization, within the meaning of the 1940 Act, does hereby determine on the basis of the information presented that the proposed U.S. Government Reorganization, as set forth in the relevant Reorganization Plan, will be in the best interests of the shareholders of the Trust's Salomon Brothers U.S. Government Series and that the consummation of the proposed U.S. Government Reorganization will not result in the dilution of the current interest of any such shareholders.

VOTED:	that the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" of the Trust or any other company or series participating in the Balanced Reorganization, within the meaning of the 1940 Act, does hereby determine on the basis of the information presented that the proposed Balanced Reorganization, as set forth in the relevant Reorganization Plan, will be in the best interests of the shareholders of the Trust's Balanced Series and that the consummation of the proposed Balanced Reorganization will not result in the dilution of the current interest of any such shareholders.

VOTED:	that the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" of the Trust or any other company or series participating in the Total Return Reorganization, within the meaning of the 1940 Act, does hereby determine on the basis of the information presented that the proposed Total Return Reorganization, as set forth in the relevant Reorganization Plan, will be in the best interests of the shareholders of the Trust's MFS Total Return Series and that the consummation of the proposed Total Return Reorganization will not result in the dilution of the current interest of any such shareholders.

VOTED:	that the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" of the Trust or any other company or series participating in the Equity Growth Reorganization, within the meaning of the 1940 Act, does hereby determine on the basis of the information presented that the proposed Equity Growth Reorganization, as set forth in the relevant Reorganization Plan, will be in the best interests of the shareholders of the Trust's Alger Equity Growth Series and that the consummation of the proposed Equity Growth Reorganization will not result in the dilution of the current interest of any such shareholders.

VOTED:	that the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" of the Trust or any other company or series participating in the U.S. Equity Reorganization, within the meaning of the 1940 Act, does hereby determine on the basis of the information presented that the proposed U.S. Equity Reorganization, as set forth in the relevant Reorganization Plan, will be in the best interests of the shareholders of the Trust's Capital Guardian U.S. Equity Series and that the consummation of the proposed U.S. Equity Reorganization will not result in the dilution of the current interest of any such shareholders.

VOTED:	that the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" of the Trust or any other company or series participating in the Venture Value Reorganization, within the meaning of the 1940 Act, does hereby determine on the basis of the information presented that the proposed Venture Value
Reorganization, as set forth in the relevant Reorganization Plan, will be in the best interests of the shareholders of the Trust's Davis Venture Value Series and that the consummation of the proposed Venture Value Reorganization will not result in the dilution of the current interest of any such shareholders.

VOTED:	that the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" of the Trust or any other company or series participating in the Mid Cap Reorganization, within the meaning of the 1940 Act, does hereby determine on the basis of the information presented that the proposed Mid Cap Reorganization, as set forth in the relevant Reorganization Plan, will be in the best interests of the shareholders of the Trust's FI Mid Cap Opportunities Series and that the consummation of the proposed Mid Cap Reorganization will not result in the dilution of the current interest of any such shareholders.

VOTED:	that the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" of the Trust or any other company or series participating in the Structured Equity Reorganization, within the meaning of the 1940 Act, does hereby determine on the basis of the information presented that the proposed Structured Equity Reorganization, as set forth in the relevant Reorganization Plan, will be in the best interests of the shareholders of the Trust's FI Structured Equity Series and that the consummation of the proposed Structured Equity Reorganization will not result in the dilution of the current interest of any such shareholders.

VOTED:	that the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" of the Trust or any other company or series participating in the Focused Value Reorganization, within the meaning of the 1940 Act, does hereby determine on the basis of the information presented that the proposed Focused Value Reorganization, as set forth in the relevant Reorganization Plan, will be in the best interests of the shareholders of the Trust's Harris Oakmark Focused Value Series and that the consummation of the proposed Focused Value Reorganization will not result in the dilution of the current interest of any such shareholders.

VOTED:	that the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" of the Trust or any other company or series participating in the Growth Reorganization, within the meaning of the 1940 Act, does hereby determine on the basis of the information presented that the proposed Growth Reorganization, as set forth in the relevant Reorganization Plan, will be in the best interests of the shareholders of the Trust's Jennison Growth Series and that the consummation of the proposed Growth Reorganization will not result in the dilution of the current interest of any such shareholders.

VOTED:	that the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" of the Trust or any other company or series participating in the Small Cap Reorganization, within the meaning of the 1940 Act, does hereby determine on the basis of the information presented that the proposed Small Cap Reorganization, as set forth in the relevant Reorganization Plan, will be in the best interests of the shareholders of the Trust's Loomis Sayles Small Cap Series and that the consummation of the proposed Small Cap Reorganization will not result in the dilution of the current interest of any such shareholders.

VOTED:	that the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" of the Trust or any other company or series participating in the Investors Trust Reorganization, within the meaning of the 1940 Act, does hereby determine on the basis of the information presented that the proposed Investors Trust Reorganization, as set forth in the relevant Reorganization Plan, will be in the best interests of the shareholders of the Trust's MFS Investors Trust Series and that the consummation of the proposed Investors Trust Reorganization will not result in the dilution of the current interest of any such shareholders.

VOTED:	that the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" of the Trust or any other company or series participating in the Research Managers Reorganization, within the meaning of the 1940 Act, does hereby determine on the basis of the information presented that the proposed Research Managers Reorganization, as set forth in the relevant Reorganization Plan, will be in the best interests of the shareholders of the Trust's MFS Research Managers Series and that the consummation of the proposed Research Managers Reorganization will not result in the dilution of the current interest of any such shareholders.

VOTED:	that the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" of the Trust or any other company or series participating in the Zenith Equity Reorganization, within the meaning of the 1940 Act, does hereby determine on the basis of the information presented that the proposed Zenith Equity Reorganization, as set forth in the relevant Reorganization Plan, will be in the best interests of the shareholders of the Trust's Zenith Equity Series and that the consummation of the proposed Zenith Equity Reorganization will not result in the dilution of the current interest of any such shareholders.

VOTED: 	that each Reorganization Plan in the form presented at the
Meeting be, and it hereby is, approved, and that the Trust's officers be, and they are, and each of them singly is, hereby authorized to execute and deliver the same, with such changes as they, with the assistance of counsel, shall deem advisable, the execution and delivery thereof to be conclusive evidence that the same has been approved by the Board of Trustees of the Trust, and that the Secretary of the Trust shall file each Plan with the records of the Trust.

VOTED:	that the filing with the Securities and Exchange Commission of a proxy statement relating to the Reorganizations, be and it hereby is ratified, confirmed and approved, and that the officers of the Trust be, and they are, and each of them singly is, hereby authorized to prepare and file any additional preliminary, final and supplemental materials, including the proxy statement and all amendments thereto, with the Securities and Exchange Commission.

Shareholder Meeting
VOTED:	that a special meeting of the shareholders of each of the
State Street Research Money Market Series, the State Street Research Bond Income Series, the Salomon Brothers Strategic Bond Opportunities Series, the Salomon Brothers U.S. Government Series, the Balanced Series, the MFS Total Return Series, the Alger Equity Growth Series, the Capital Guardian U.S. Equity Series, the Davis Venture Value Series, the FI Mid Cap Opportunities Series, the FI Structured Equity Series, the Harris Oakmark Focused Value Series, the Jennison Growth Series, the Loomis Sayles Small Cap Series, the MFS Investors Trust Series, the MFS Research Managers Series and the Zenith Equity Series be held on April 25, 2003 (or such other date as the Secretary or President of the Trust shall determine) for the purposes of considering approval of each respective Reorganization Plan and such other matters as may properly come before the meeting or any adjournment thereof;
and that the record date for determination of shareholders entitled to notice of and to vote at such meeting be set as of January 31, 2003
(or such other date as the Secretary or President of the Trust shall determine).

VOTED:	that the Board of Trustees of the Trust does hereby determine that the matter of the Reorganizations affects each Series materially differently from each other Series and that the shareholders of State Street Research Money Market Series, State Street Research Bond Income Series, Salomon Brothers Strategic Bond Opportunities Series, Salomon Brothers U.S. Government Series, Balanced Series, MFS Total Return Series, Alger Equity Growth Series, Capital Guardian U.S. Equity Series, Davis Venture Value Series, FI Mid Cap Opportunities Series, FI Structured Equity Series, Harris Oakmark Focused Value Series, Jennison Growth Series, Loomis Sayles Small Cap Series, MFS Investors Trust Series, MFS Research Managers Series and Zenith Equity Series shall be entitled to vote separately by Series with respect to the respective Reorganization Plan.

General Authorization
VOTED:	that the officers of the Trust be, and each of them singly
hereby is, authorized, in the name and on behalf of any or all of the Trust and its Series, to do and perform all such acts and things, to execute and deliver and, where necessary or appropriate, file with appropriate governmental authorities, all such further certificates, contracts, agreements, documents, instruments, powers of attorney, receipts or other papers, and to make all such payments, as in their judgment, or in the judgment of any of them, shall be necessary or appropriate to carry out, comply with or effectuate the purposes and intents of the transactions contemplated by the foregoing votes.